UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2022

HOUR LOOP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41204	47-2869399
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8201 164th Ave NE #200, Redmond, WA 98052-7615

(Address of principal executive offices)

(206) 385-0488 ext. 100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HOUR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 16, 2022, Hour Loop, Inc. (the “Company”) held its 2022 virtual annual meeting of stockholders (the “Annual Meeting”) to vote on the following matters:

1. Election of Directors

Each of the following five nominees was elected to the Company’s Board of Directors, in accordance with the voting results listed below, to serve for a term of one year, until the next annual meeting of stockholders and until their successors have been duly elected and have qualified.

Nominee	For	Against	Abstain	Broker Non- Votes
Sam Lai	33,408,931	8,795	6,490	493,866
Sau Kuen (Maggie) Yu	33,408,830	8,987	6,399	493,866
Douglas Branch	33,410,923	8,574	4,719	493,866
Michael Lenner	33,410,912	8,585	4,719	493,866
Minghui (Alan) Gao	33,409,151	8,575	6,490	493,866

2. Non-binding Advisory Vote on Executive Compensation

Stockholders voted to approve the following resolution, in accordance with the voting results listed below: “RESOLVED, that the stockholders of Hour Loop, Inc. approve, on an advisory basis, the compensation paid to the Named Executive Officers, as disclosed in the proxy statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Compensation Summary section, compensation tables and narrative discussion, and other related disclosure.”

For	Against	Abstain	Broker Non-Votes
33,393,917	26,932	3,367	493,866

3. Non-binding Advisory Vote on Frequency of Executive Compensation Advisory Vote

Stockholders voted, on a non-binding, advisory basis, for every three years as the frequency for the Company’s executive compensation advisory vote, in accordance with the voting results listed below.

One Year	Two Years	Three Years	Abstain
42,388	6,398	33,374,218	1,212

4. Ratification of the Company’s Independent Auditors

Stockholders ratified the appointment of TPS Thayer, LLC as the independent auditors of the Company for the fiscal year ending December 31, 2022, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
33,886,355	25,944	5,783	-

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUR LOOP, INC.

Dated: August 19, 2022	By:	/s/ Sam Lai
	Name:	Sam Lai
	Title:	Chief Executive Officer and Interim Chief Financial Officer